united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 10/31/14

Item 1. Reports to Stockholders.

Semi-Annual Report

October 31, 2014

CMG TACTICAL FUTURES STRATEGY FUND

Class A Shares - SCOTX

Class I Shares - SCOIX

CMG GLOBAL EQUITY FUND

Class A Shares - GEFAX

Class I Shares – GEFIX

CMG MANAGED HIGH YIELD FUND

Class I Shares - CHYOX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Global Equity Fund and the CMG Tactical Futures Strategy Fund.

CMG Global Equity Fund Update

The Fund (Class A shares) returned -1.19% over the past six months (April 30, 2014 through October 31, 2014), net of fees. The Morningstar World Stock fund category, the Fund’s peer group, returned +1.52% over the past six months (April 30, 2014 through October 31, 2014). The benchmark for the Fund, the MSCI World Index , returned +2.21% over the past six months (April 30, 2014 through October 31, 2014).

The Fund was fully invested for the quarter and the active volatility management strategy, as implemented by AlphaSimplex, did not hedge during the quarter. Equity market volatility has been muted until the recent drawdown in September and when it has spiked, those moments have been short lived and have not reached levels that would trigger the volatility management component of the portfolio. Proprietary downside market volatility readings by AlphaSimplex reached the highest levels in October since the launch of the Fund but did not trigger a hedge. Internationally, developed stocks continue to outperform emerging markets, which have lagged. However, investors search for returns and momentum have pushed asset flows into leveraged, higher beta stocks.

The Fund’s stock selection process attempts to focus on strong earnings growth, return on equity, solid cash flows and balance sheets – not typically characteristics of higher beta more volatile companies. We believe that over time this process will generate attractive risk adjusted returns. We anticipate a more difficult economic environment in 2015 and believe it will be more important to put a premium on cash flows and robust financials as we anticipate these companies will be better able to weather a storm of tighter liquidity and a higher cost of capital.

As of October 31, 2014 the Fund is approximately weighted 50% North America (mostly U.S.), 37% Europe and 12% Asia. Additionally, the Fund is exposed across the following sectors: basic materials (7.35%), consumer cyclical (23.94%), financial services (12.33% primarily in payment processing companies like Visa and MasterCard), consumer defensive (10.48%), healthcare (10.69%), communication services (2.06%), energy (3.45%), industrials (12.91%) and technology (16.79%).

CMG Tactical Futures Strategy Fund Update

The Fund (Class A shares) returned -6.26% over the past six months (April 30, 2014 through October 31, 2014) net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned +1.41% over the past six months (April 30, 2014 through October 31, 2014). The benchmark for the Fund, the Barclay Equity Long/Short Index, returned +0.83% over the past six months (April 30, 2014 through October 31, 2014).

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The long-term trend indicator for the strategy has been bullish for the majority of the year; primarily generating long trades over the past 6 months. The strategy generated 31 total trades over the past six months; 24 long trades and 7 short trades. The percentage of positive trades over the past six months for long trades has been above the historical average of the strategy while short trades have been less profitable than historically observed. The majority of long trades were core model trades where the long term and intermediate term trends have been identified as bullish. Only about 12% of long trades were from oversold mean reversion trades, all of which were profitable during this time period. With respect to short trades, the strategy generated 7 overbought mean reversion trades of which 4 were profitable. There were no core model short trades during the past six months as the market trend was firmly in a bullish uptrend, until October. As markets sold off during the month the core model turned bearish generating a short trade mid-month. The majority of the loss for the Fund came during a brief period in mid-October when markets created a volatile V-bottom (a technical market pattern in which the equity markets steeply declined in price and then steeply recovers) and rose sharply higher over the course of just a couple days.

The strategy seeks to identify the market trend, whether an up trending market or down trending market, and place short-term trades to profit from the given trend. The Fund’s strategy is a trend-following trading strategy with a mean reversion trading component. If the strategy identifies positive price (Bullish) trends across multiple time frames, the strategy will invest long on a levered basis targeting 200% of the daily exposure of the S&P 500 Index. If the strategy identifies negative price (Bearish) trends, the strategy will invest short on a levered basis targeting 200% of the daily exposure of the inverse S&P 500 Index. During periods when the model’s trends are not aligned, absent of a trade signal, the strategy will remain invested in short-term fixed income investments.

Market Outlook

We wrote often throughout 2014 about the danger signals flashing from an excessive run up in debt and derivatives. We appear to have a repeat of the scenario we suffered in 2008, only much worse. The budget recently passed by Congress put taxpayers on the hook for a 2008-like derivatives failure. The potential losses could exceed the previous financial meltdown as other world market conditions exacerbate a bad situation.

As risk managers, we need to acknowledge and plan to mitigate these big, macro risks. At the same time, as a tactical manager, we acknowledge that right now the weight of evidence points to a continued positive trend for this mega bull market.

“In a world of excessive debt and unprecedented Central Bank intervention, where is a global investor to go? For now, the best place remains in U.S. equities.”

Global debt continues to be the #1 concern going into 2015. A sovereign debt crisis looms on the horizon yet for now the creativity of global central bankers has kicked that can down the road. It is desperation time in Japan and the Eurozone is not far behind. A number of factors favor the U.S. dollar and U.S. equities through mid-2015.

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The Fed & Interest Rates

●	Expect rates to be modestly higher in 2015.

●	In comparison to a historical average of 3.3 percent annual GDP growth, my expectation of 2.8 percent growth is enough to keep the Fed on track to potentially raise rates for the first time in June 2015.

●	North America remains the primary growth engine to the world. Particularly the U.S.

●	The wind may shift in the second half of the year as the probability of the second Fed interest rate increase occurs. This could happen in September or October 2015. Bull markets tend to end after the second Fed rate increase.

U.S. Stocks & Bonds

●	Ultra low fixed income yields favor equities over fixed income. Despite today’s high valuations, the strong U.S. equity bull market could continue through mid-2015.

●	The third year of the presidential election cycle is historically bullish for stocks (especially the first half).

●	Global capital flows favor U.S. equities and U.S. real estate.

●	There are a number of risks: Geopolitical. Crisis in high yield debt. Margin debt is at the highest level in history. U.S. stock valuations are high. At a median PE of 21.2, current valuation puts the probable forward 10-year S&P 500 Index return at just 4.28%. Historically, the lowest performing quintile (yellow line).
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The index information shown is for informational purposes only and are not reflective of any investment as it is not possible to invest in an index. Past performance is no guarantee of future results.

●	The chase for yield has flooded the high yield market with money to invest. Less credit worthy companies found it easy to borrow and at terms far less favorable to investors. We believe a high yield bond market default wave could begin in 2015 and lasts for several years.

●	We are 5.75 years into the bull market that began in 2009. Compared with bull markets from 1923 (5.83 years), 1994 (5.75 years) and 2002 (5.0 years), this bull is aged. Couple this with low probable 10-year forward returns and we believe you have a higher risk environment.

●	For now, the U.S. economy is holding up the world but the U.S. is not immune to the deflationary pressures that grip much of the global economy. Debt is likely the problem.

●	We feel a sovereign debt crisis likely drives the next financial crisis: a global economic crisis that could rival the 2008 global financial meltdown

There is more than $700 trillion in bank created synthetic derivatives. It exists in an intricate web of entangled global counterparty risk. The concentration of such risk lies in the hands of just a few large banks. One has to

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wonder to what degree a sovereign debt crisis or other unknowing event might trigger another major financial crisis. It is unnerving that the banks were able to get Congress to pass a bill that puts the U.S. taxpayer on the hook for bank losses related to the banks’ derivatives holdings.

Global Macro Views

●	As QE ends in the U.S., we believe interest rates here will rise while rates in Japan (recession and early QE) and the Eurozone (deflation and probable QE) will fall relative to U.S. rates. Additionally, it is widely expected that the Fed will begin to normalize interest rates in June 2015. Both the Yen and Euro offer less favorable interest rates and are early in their QE program. This should favor the U.S. dollar over Yen and Euros.

●	The Eurozone appears to be in decline economically and is dysfunctional politically. We expect that global investors will continue to see U.S. real estate and equity markets as better investment options. Further, a sovereign debt crisis could cause capital to race into U.S. dollars and U.S. assets. Equities are favored over bonds.

●	Japan is now “all in” on QE, which is negative for the Yen but positive for Japanese equities. At 250 percent debt to GDP, Japan has reached a crisis phase. Their plan is to devalue the Yen. This is not viewed favorably by Korea, China or Europe. In 2015, the global trade and currency wars could intensify.

●	Global pension plans are significantly underfunded and meaningfully exposed to low yielding sovereign debt. A debt reset (default/restructuring) may be a probable outcome.

●	Underfunded pensions, with exposure to such debts, could be forced to restructure. It appears possible that a pension crisis could follow a sovereign debt crisis.

●	Global banks are exposed to sovereign debt. EU regulators have made it attractive for banks to own sovereign debt as banks do not have to hold any capital against their holdings of government debt. A banking crisis could follow a sovereign debt crisis.

●	Japan is center stage and the Eurozone is up next. Trade tensions and currency battles mount. None of this is favorable for global growth. We believe slow global growth and deflation are likely to continue.

The global central banks have embarked on a grand experiment of unimaginable proportion. But it is wise to remember too that bankers are human. Greenspan shared in his book that his problem as Fed chair was that he just didn’t know about the flood of junk mortgages that fueled the unprecedented risk in housing prices during the bubble years. He offered this reason to explain his lack of action about the risks posed by the bubble.

The Guardian explains, “Greenspan’s ‘I didn’t know’ excuse is so absurd as to be painful. The explosion of exotic mortgages in the bubble years was hardly a secret. It was frequently talked about in the media and showed up in a wide variety of data sources, including those produced by the Fed. In fact, there were widespread jokes at the time about ‘liar loans’ or ‘Ninja loans.’ The latter being an acronym for the phrase, ‘no income, no job, no assets’.”1

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Japan is in desperation mode. Europe is following quickly behind. The Fed has printed trillions of dollars and has meaningfully participated in our markets. It has kept interest rates at near zero percent for six years. QE has become the global medicine of choice. There will be unintended consequences.

In summary, capital continues to flow into dollars, supporting a favorable view of U.S. equities. Trend evidence remains positive. But future market results are really just a guess – much is dependent on capital flows and the timing of developing sovereign debt default worries. Markets move on supply and demand. We see more demand than supply for now.

Overweight U.S. equities, but keep in mind that valuations are high and the bull market is aged as is favorable Fed policy. Risk remains high. Corrections happen quickly and absent a plan, recall that a 50 percent decline can wipe out all the gains made over the last few years. Further, it will then take another 100 percent gain to get back to even and that takes time. As we well know, meaningful declines can happen.

As with all predictions, it is smart to remain balanced. We remember the 35 Wall Street analysts who, this time last year, on average predicted the yield on the 10-year Treasury would rise from then 2.99% to 3.25% by the end of 2015. Here we stand at 2.12%. Not one analyst thought the yield would be below 2.90%. They all missed.

We see a strong first half for 2015 with a potential tipping point in late 2015. The trigger could be a sovereign debt crisis, successive Fed rate increases, an unexpected shock in oil prices or something we just don’t yet know. The point is that we believe systemic risk is high and a 2008 crisis-like event is possible in the near future. If valuations were in quintiles 1 or 2 (as presented in the chart above) the story today would be entirely different. We believe we’ll see those quintiles within the next few years.

The good news is that historically, market crisis creates opportunity. With a risk management plan in place, you should have the liquidity that will enable you to take advantage of the opportunity that the next crisis creates.

Here’s to a great 2015. Stay tactical!

Kindest regards,

Stephen B. Blumenthal
Portfolio Manager
December 2, 2014

3464-NLD-12/30/2014

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Additional Index Disclosure: The MSCI World NR Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Morningstar World Stock Category: World-stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. The Morningstar World Stock Category: World-stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 2%-60% of assets in U.S. stocks. The Barclays U.S. Long-Term Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million of outstanding face value. The Morningstar Nontraditional Bond category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives. The Barclay Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. S&P 500 Total Return: is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

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CMG Tactical Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ending October 31, 2014, compared to its benchmark:

	Six	Annualized Since
CMG Tactical Futures Strategy Fund:	Months	Inception*
Class A
Without sales charge	(6.26)%	(8.26)%
With sales charge	(11.68)%	(10.27)%
Class I	(5.99)%	(7.96)%
Barclay Equity Long/Short Index	0.83%	6.14%

*	Class A and Class I shares commenced operations on February 28, 2012.

The Barclay Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. The Fund’s total operating expenses are 2.50% and 2.20% for Class A and Class I shares, respectively, per the Fund’s August 28, 2014 prospectus. Class A shares are subject to a sales load of up to 5.75%. For performance information current to the most recent month-end, please call 1-866-CMG- 9456.

Portfolio Composition as of October 31, 2014 (Unaudited)

Percent of
Net Assets
Bonds & Notes	40.0%
Short-Term Investments	45.8%
Other Assets Less Liabilities	14.2%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

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CMG Global Equity Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ending October 31, 2014, compared to its benchmark:

		Annualized
CMG Global Equity Fund:	Six Months	Since Inception*
Class A
Without sales charge	(1.19)%	6.12%
With sales charge	(6.88)%	1.91%
Class I	(1.00)%	6.45%
MSCI World Index	2.21%	10.82%

*	Class A and Class I shares commenced operations on May15, 2013.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or bench mark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. The Fund’s total operating expenses are 2.33% and 2.08% for Class A and Class I shares, respectively, per the Fund’s August 28, 2014 prospectus. Class A shares are subject to a sales load of up to 5.75%. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2014 (Unaudited)

	Percent of		Percent of
	Net Assets		Net Assets
Common Stocks
United States	47.2%	Italy	1.8%
United Kingdom	7.1%	Japan	1.8%
Switzerland	5.2%	China	1.7%
Denmark	3.7%	Israel	1.7%
Germany	3.7%	Sweden	1.7%
France	3.4%	Belgium	1.6%
Norway	3.3%	India	1.6%
Indonesia	2.0%	Spain	1.6%
Hong Kong	1.8%	Short-Term Investments	9.5%
		Options Contracts - Purchased	0.2%
		Options Contracts - Written	(1.7)%
		Other Assets Less Liabilities	1.1%
		Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

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CMG Managed High Yield Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ending October 31, 2014, compared to its benchmark:

CMG Managed High Yield Fund:	Since Inception*
Class I	0.10%
Barclays US Corporate High Yield Bond Index	0.34%

*	Class I shares commenced operations on October 6, 2014.

The Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. The Fund’s total operating expenses are 1.96% for Class I shares per the Fund’s August 28, 2014 prospectus. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2014 (Unaudited)

Percent of
Net Assets
Mutual Funds - Debt Funds	96.3%
Exchange Traded Funds - Debt Fund	3.4%
Short-Term Investments	0.6%
Liabilities Less Other Assets	(0.3)%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings

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CMG Tactical Futures Strategy Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2014

Par Value	Security	Value
	BONDS & NOTES - 40.0%
	BANKS - 6.4%
$1,500,000	Wells Fargo & Co., 1.25%, due 2/13/15	$1,503,708

	BEVERAGES - 10.8%
1,500,000	Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 1/15/15	1,510,632
500,000	PepsiCo, Inc., 3.10%, due 1/15/15	502,620
500,000	PepsiCo, Inc., 0.75%, due 3/5/15	500,781
		2,514,033
	COMPUTERS - 8.6%
2,000,000	International Business Machines Corp., 0.75%, due 5/11/15	2,005,260

	DIVERSIFIED FINANCIAL SERVICES - 8.6%
1,990,000	General Electric Capital Corp., 2.15%, due 1/9/15	1,996,641

	MACHINERY-CONSTRUCTION & MINING - 1.3%
300,000	Caterpillar Financial Services Corp., 1.05%, due 3/26/15	300,668

	MEDIA - 4.3%
1,000,000	Walt Disney Co., 0.875%, due 12/1/14	1,000,545

	TOTAL BONDS & NOTES (Cost - $9,323,392)	9,320,855

Shares	SHORT-TERM INVESTMENTS - 45.8%
	MONEY MARKET FUND - 3.0%
694,620	Federated Prime Cash Obligation Fund, Institutional Shares, 0.02% +	694,620

Par Value	U.S. GOVERNMENT - 42.8%
$10,000,000	United States Treasury Bill, 0.00%, due 12/4/14 ^	9,999,901

	TOTAL SHORT-TERM INVESTMENTS (Cost - $10,694,521)	10,694,521

	TOTAL INVESTMENTS - 85.8%
	(Cost - $20,017,913) (a)	$20,015,376
	OTHER ASSETS LESS LIABILITIES - 14.2%	3,315,224
	NET ASSETS - 100.0%	$23,330,600

+	Money market fund; interest rate reflects seven-day yield on October 31, 2014.

^	Segregated as collateral for futures contracts.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $20,017,913 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$159
Unrealized Depreciation:	(2,696)
Net Unrealized Depreciation:	$(2,537)

The accompanying notes are an integral part of these financial statements.

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CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2014

Shares	Security	Value
	COMMON STOCK - 90.9%
	APPAREL - 5.0%
6,401	Gerry Weber International AG	$256,362
2,487	NIKE, Inc.	231,216
6,843	Steven Madden Ltd. *	214,528
		702,106
	BANKS - 5.1%
2,858	Capital One Financial Corp.	236,557
5,520	US Bancorp	235,152
4,461	Wells Fargo & Co.	236,834
		708,543
	BEVERAGES - 5.0%
2,052	Anheuser-Busch, InBev - ADR	227,731
2,590	Brown-Forman Corp.	235,405
2,363	Monster Beverage Corp. *	238,379
		701,515
	BUILDING MATERIALS - 1.9%
208,000	Semen Indonesia Persero Tbk PT	273,231

	CHEMICALS - 3.8%
5,964	Novozymes A/S	275,991
9,385	Victrex PLC	253,926
		529,917
	COMMERCIAL SERVICES - 3.5%
7,870	Healthcare Services Group, Inc.	234,369
3,042	MasterCard, Inc. - Class A	254,768
		489,137
	COMPUTERS - 6.7%
2,228	Apple, Inc.	240,624
4,913	Cognizant Technology Solutions Corp. - Cl. A *	240,000
3,440	Infosys Ltd. - ADR	229,998
2,720	Syntel, Inc. *	235,579
		946,201
	COSMETICS/PERSONAL CARE - 1.8%
1,582	L’Oreal SA	247,464

	DISTRIBUTION/WHOLESALE - 3.3%
5,339	Fastenal Co.	235,130
938	WW Grainger, Inc.	231,498
		466,628
	DIVERSIFIED FINANCIAL SERVICES - 5.2%
2,642	American Express Co.	237,648
2,845	T Rowe Price Group, Inc.	233,546
1,063	Visa, Inc. - Class A	256,640
		727,834
	ELECTRONICS - 1.7%
5,808	Rotork PLC	237,016

The accompanying notes are an integral part of these financial statements.

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CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

October 31, 2014

Shares	Security	Value
	FOOD - 1.7%
3,176	Nestle SA	$231,748

	HEALTHCARE-PRODUCTS - 5.2%
6,579	DiaSorin SpA	253,702
2,749	Varian Medical Systems, Inc. *	231,246
2,236	Zimmer Holdings, Inc.	248,733
		733,681
	HOUSEHOLD PRODUCTS/WARES - 1.7%
1,866	Societe BIC SA	232,088

	INTERNET - 3.4%
228	Google, Inc. - Class A *	129,474
185	Google, Inc. - Class C *	103,430
14,774	Tencent Holdings Ltd. - ADR	237,124
		470,028
	LEISURE TIME - 1.8%
1,945	Shimano, Inc.	253,839

	MACHINERY-DIVERSIFIED-1.8%
5,451	Spirax-Sarco Engineering PLC	248,131

	MEDIA - 1.7%
1,793	FactSet Research Systems, Inc.	235,672

	MINING - 1.7%
21,813	Antofagasta PLC	244,749

	MISCELLANEOUS MANUFACTURING - 1.7%
1,590	3M Co.	244,494

	OIL & GAS - 1.5%
9,645	Statoil ASA	217,495

	OIL & GAS SERVICES - 1.8%
10,741	TGS Nopec Geophysical Co. ASA	249,334

	PHARMACEUTICALS - 3.4%
2,211	Johnson & Johnson	238,302
5,246	Novo Nordisk A/S	236,772
		475,074
	RETAIL - 15.5%
3,455	Bed Bath & Beyond, Inc. *	232,660
4,704	Buckle, Inc.	232,048
336	Chipotle Mexican Grill, Inc. - Cl. A *	214,368
2,999	Cie Financiere Richemont SA	251,626

The accompanying notes are an integral part of these financial statements.

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CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

October 31, 2014

Shares	Security	Value
	RETAIL - 15.5% (Continued)
4,115	Fielmann AG	$267,715
6,135	Hennes & Mauritz AB	243,325
7,955	Inditex SA	222,960
364,700	Sa Sa International Holdings Ltd.	252,069
529	Swatch Group AG	249,806
		2,166,577
	SOFTWARE - 5.0%
3,206	Check Point Software Technologies Ltd. *	238,046
5,017	Microsoft Corp.	235,548
5,757	Oracle Corp.	224,811
		698,405

	TOTAL COMMON STOCK (Cost - $12,094,320)	12,730,907

	SHORT TERM INVESTMENTS - 9.5%
	MONEY MARKET FUND - 9.5%
1,328,422	Federated Prime Cash Obligation Fund, Institutional Shares, 0.02% +	1,328,422
	(Cost - $1,328,422)

Contracts^	OPTION CONTRACTS *- 0.2%
	PUT OPTIONS PURCHASED - 0.2%
250	iShares MSCI Emerging Markets ETF
	Expiration November 2014, Exercise price $40.00	2,750
250	iShares MSCI Emerging Markets ETF
	Expiration November 2014, Exercise price $41.00	6,750
1,200	SPDR S&P 500 ETF Trust
	Expiration November 2014, Exercise price $182.00	14,400
600	SPDR S&P 500 ETF Trust
	Expiration November 2014, Exercise price $183.00	8,400
	TOTAL PUT OPTIONS PURCHASED (Cost - $381,424)	32,300

	TOTAL OPTIONS CONTRACTS PURCHASED (Cost - $381,424)	32,300

	TOTAL INVESTMENTS - 100.6% (Cost - $13,804,166)(a)	$14,091,629
	OPTION CONTRACTS WRITTEN - (1.7)% (Premiums Received - $482,728)	(243,800)
	OTHER ASSETS LESS LIABILITIES - 1.1%	151,294
	NET ASSETS - 100.0%	$13,999,123

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

*	Non-Income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2014.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $13,364,638 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,650,403
Unrealized Depreciation:	(1,167,212)
Net Unrealized Appreciation:	$483,191

The accompanying notes are an integral part of these financial statements.

14

CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

October 31, 2014

Contracts^	Security	Value
	OPTION CONTRACTS WRITTEN * - (1.7)%
	CALL OPTION CONTRACTS WRITTEN - (1.6)%
(400)	SPDR S&P 500 ETF Trust
	Expiration November 2014, Exercise price $197.00	$(224,400)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums Received - $22,264)

	PUT OPTION CONTRACTS WRITTEN - (0.1)%
(250)	iShares MSCI Emerging Markets ETF
	Expiration November 2014, Exercise price $38.00	(750)
(250)	iShares MSCI Emerging Markets ETF
	Expiration November 2014, Exercise price $39.00	(1,250)
(600)	SPDR S&P 500 ETF Trust
	Expiration November 2014, Exercise price $175.00	(4,200)
(1,200)	SPDR S&P 500 ETF Trust
	Expiration November 2014, Exercise price $181.00	(13,200)
	TOTAL PUT OPTION CONTRACTS WRITTEN (Premiums Received - $460,464)	(19,400)

	TOTAL OPTION CONTRACTS WRITTEN (Premiums Received - $482,728)	(243,800)

		Unrealized Appreciation
# of Contracts	OPEN FUTURES CONTRACTS	(Depreciation)
2	FTSE 100 Index, December 2014	$(3,186)
	(Underlying Face Amout $207,812)
1	Hang Seng Index, November 2014	4,449
	(Underlying Face Amout $154,371)
9	S&P 500 E-Mini, December 2014	16,802
	(Underlying Face Amout $905,130)
	TOTAL OPEN FUTURES CONTRACTS	$18,065

Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

15

CMG Managed High Yield Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2014

Shares	Security	Value
	MUTUAL FUND - 96.3%
	DEBT FUND - 96.3%
810,338	Aberdeen Global High Income Fund - Class I	$7,981,830
852,916	BlackRock High Yield Bond - Institutional Class	7,028,027
2,982,748	Invesco High Yield Fund - Class Y	13,213,575
1,644,434	Ivy High Income Fund - Class I	14,010,576
989,625	Janus High-Yield Fund - Class I	8,995,686
520,833	PIMCO High Yield Fund - Institutional Shares	5,005,208
	TOTAL MUTUAL FUND (Cost - $56,200,000)	56,234,902

	EXCHANGE-TRADED FUND - 3.4%
	DEBT FUND - 3.4%
21,065	iShares iBoxx $High Yield Corporate Bond ETF	1,949,144
	TOTAL EXCHANGE-TRADED FUND (Cost - $1,950,539)

	SHORT TERM INVESTMENTS - 0.6%
	MONEY MARKET FUND - 0.6%
362,502	Federated Prime Cash Obligation Fund, Institutional Shares, 0.02% + (Cost - $362,502)	362,502

	TOTAL INVESTMENTS - 100.3% (Cost - $58,513,041)(a)	$58,546,548
	LIABILITIES LESS OTHER ASSETS - (0.3)%	(154,719)
	NET ASSETS - 100.0%	$58,391,829

ETF - Exchange-Traded Fund

+	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $58,513,041 and differs from market value by net unrealized appreciation of securities as follows:

Unrealized Appreciation:	$57,385
Unrealized Depreciation:	(23,878)
Net Unrealized Appreciation:	$33,507

The accompanying notes are an integral part of these financial statements.

16

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2014

	CMG Tactical
	Futures	CMG Global	CMG Managed
	Strategy Fund	Equity Fund	High Yield Fund

Assets:
Investments in Securities at Value (identified cost $20,017,913, $13,804,166 and $58,513,041, respectively)	$20,015,376	$14,091,629	$58,546,548
Deposits with Broker	3,303,693	261,956	—
Dividends and Interest Receivable	51,775	8,334	84,811
Receivable for Fund Shares Sold	2,715	—	40,759
Due From Broker - Variation Margin	—	18,065	—
Prepaid Expenses and Other Assets	24,830	53,523	—
Total Assets	23,398,389	14,433,507	58,672,118

Liabilities:
Due to Custodian	—	164,691	71,622
Payable for Fund Shares Redeemed	22,549	—	161,551
Call Options Written, at Value (premiums received $482,728)	—	243,800	—
Accrued Advisory Fees	16,907	14,776	33,320
Accrued Distribution Fees	1,278	849	—
Payable to Other Affiliates	16,194	10,268	13,576
Accrued Expenses and Other Liabilities	10,861	—	220
Total Liabilities	67,789	434,384	280,289

Net Assets	$23,330,600	$13,999,123	$58,391,829

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$3,470,470	$4,214,042
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	436,867	389,400

Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$7.94	$10.82
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$8.42	$11.48

Class I Shares:
Net Assets	$19,860,130	$9,785,081	$58,391,829
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	2,480,112	900,563	5,831,227
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.01	$10.87	$10.01

Composition of Net Assets:
At October 31, 2014, Net Assets consisted of:
Paid-in-Capital	$25,404,139	$13,327,957	$58,312,261
Accumulated Net Investment Income (Loss)	(517,997)	(29,340)	46,061
Accumulated Net Realized Gain (Loss) From Security Transactions	(1,553,005)	155,102	—
Net Unrealized Appreciation (Depreciation) on:
Investments	(2,537)	526,391	33,507
Futures	—	18,065	—
Foreign Currency Translations	—	948	—
Net Assets	$23,330,600	$13,999,123	$58,391,829

The accompanying notes are an integral part of these financial statements.

17

CMG Funds

STATEMENTS OF OPERATIONS (Unaudited)

For the Six Months or Period Ended October 31, 2014

	CMG Tactical
	Futures Strategy	CMG Global	CMG Managed
	Fund	Equity Fund	High Yield Fund*
Investment Income:
Dividend Income (net of foreign taxes withheld of $0, $7,144 and $0, respectively)	$20,268	$110,159	$93,177
Total Investment Income	20,268	110,159	93,177

Expenses:
Investment Advisory Fees	226,876	92,772	33,320
Distribution Fees- Class A	9,569	4,230	—
Administration Fees	55,162	45,836	13,576
Transfer Agent Fees	2,507	1,839	—
Fund Accounting Fees	6,280	5,013	—
Registration and Filing Fees	7,521	6,685	—
Printing Expense	3,342	1,671	—
Chief Compliance Officer Fees	3,008	1,170	—
Custody Fees	2,173	3,409	—
Audit Fees	2,674	2,674	—
Legal Fees	2,089	3,342	—
Trustees’ Fees	1,003	1,003	—
Non 12b-1 Shareholder Servicing Fees	15,960	2,706	220
Insurance Expense	501	84	—
Miscellaneous Expenses	501	418	—
Total Expenses	339,166	172,852	47,116
Less: Fees Waived by Adviser	(28,636)	(33,353)	—
Net Expenses	310,530	139,499	47,116
Net Investment Income (Loss)	(290,262)	(29,340)	46,061

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	3,460	279,252	—
Futures Contracts	(1,242,528)	85,204	—
Options Contracts		(270,456)
Foreign Currency Transactions		(15,514)
Net Change in Unrealized Appreciation (Depreciation):
Investments	262	(52,234)	33,507
Futures Contracts	—	5,139	—
Options Contracts	—	(132,460)	—
Foreign Currency Translations	—	(1,307)	—
Net Realized and Unrealized Gain (Loss) on Investments	(1,238,806)	(102,376)	33,507

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,529,068)	$(131,716)	$79,568

*	Commencement of Operations on October 6, 2014.

The accompanying notes are an integral part of these financial statements.

18

CMG Funds

STATEMENTS OF CHANGES IN NET ASSETS

					CMG Managed High
	CMG Tactical Futures Strategy Fund		CMG Global Equity Fund		Yield Fund
	For the Six Months	For the Year	For the Six Months	For the Period	For the Period
	Ended	Ended	Ended	Ended	Ended
	October 31, 2014	April 30, 2014	October 31, 2014	April 30, 2014*	October 31, 2014**
Operations:	(Unaudited)		(Unaudited)		(Unaudited)
Net Investment Income (Loss)	$(290,262)	$(610,165)	$(29,340)	$(23,025)	$46,061
Net Realized Gain (Loss) on Investments, Options and Futures Contracts	(1,239,068)	207,577	78,486	216,200	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and Futures Contracts	262	5,859	(180,862)	726,266	33,507
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,529,068)	(396,729)	(131,716)	919,441	79,568

Distributions to Shareholders From:
Net Realized Gains
Class A	—	—	—	(20,499)	—
Class I	—	—	—	(96,060)	—
Total Distributions to Shareholders	—	—	—	(116,559)	—

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	325,025	4,817,416	2,189,773	3,807,668	—
Distributions Reinvested	—	—	—	18,886	—
Cost of Shares Redeemed	(3,801,528)	(1,816,317)	(722,681)	(1,084,734)	—
Total Class A Transactions	(3,476,503)	3,001,099	1,467,092	2,741,820	—

Class I Shares:
Proceeds from Shares Issued	6,170,172	12,313,086	3,010,085	15,670,802	58,767,443
Distributions Reinvested	—	—	—	95,234	—
Exchanges from Manager Class	—	29,007,004	—	—	—
Cost of Shares Redeemed	(12,584,678)	(24,458,871)	(5,824,023)	(3,833,053)	(455,182)
Total Class I Transactions	(6,414,506)	16,861,219	(2,813,938)	11,932,983	58,312,261

Manager Class Shares:
Proceeds from Shares Issued	—	6,030,464	—	—	—
Distributions Reinvested	—	—	—	—	—
Exchanges to Class I	—	(29,007,004)	—	—	—
Cost of Shares Redeemed	—	(18,444,510)	—	—	—
Total Manager Class Transactions	—	(41,421,050)	—	—	—
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(9,891,009)	(21,558,732)	(1,346,846)	14,674,803	58,312,261

Increase (Decrease) in Net Assets	(11,420,077)	(21,955,461)	(1,478,562)	15,477,685	58,391,829

Net Assets:
Beginning of Period	$34,750,677	$56,706,138	$15,477,685	$—	$—
End of Period***	$23,330,600	$34,750,677	$13,199,123	$15,477,685	$58,391,829

*** Includes accumulated net investment income (loss) of:	$(517,997)	$(227,735)	$(29,340)	$—	$46,061

Share Activity:
Class A Shares:
Shares Issued	39,114	539,875	199,932	356,935	—
Shares Reinvested	—	—	—	1,754	—
Shares Redeemed	(449,587)	(208,073)	(65,390)	(103,831)	—
Net increase (decrease) in shares of beneficial interest outstanding	(410,473)	331,802	134,542	254,858	—

Class I Shares:
Shares Issued	724,965	1,369,837	276,208	1,503,421	5,876,729
Shares Reinvested	—	—	—	8,826	—
Exchanges from Manager Class	—	3,341,821	—	—	—
Shares Redeemed	(1,479,961)	(2,856,269)	(531,077)	(356,815)	(45,502)
Net increase (decrease) in shares of beneficial interest outstanding	(754,996)	1,855,389	(254,869)	1,155,432	5,831,227

Manager Class Shares:
Shares Issued	—	672,894	—	—	—
Exchanges to Class I	—	(3,281,335)	—	—	—
Shares Redeemed	—	(2,091,348)	—	—	—
Net decrease in shares of beneficial interest outstanding	—	(4,699,789)	—	—	—

*	Commencement of Operations on May 15, 2013.

**	Commencement of Operations on October 6, 2014.

The accompanying notes are an integral part of these financial statements.

19

CMG Funds

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Futures Strategy Fund
	Class A
	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended
	October 31, 2014		April 30, 2014	April 30, 2013	April 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$8.47		$8.52	$9.16	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.09)		(0.18)	(0.18)	(0.03)
Net gain (loss) from securities and futures (both realized and unrealized)	(0.44)		0.13	(0.46)	(0.81)
Total from operations	(0.53)		(0.05)	(0.64)	(0.84)

Net Asset Value, End of Period	$7.94		$8.47	$8.52	$9.16

Total Return (b)	(6.26	)% (e)	(0.59)%	(6.99)%	(8.40	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,470		$7,177	$4,390	$1,741
Ratio of gross expenses to average net assets (c)	2.52	% (d)	2.38%	2.57%	9.51	% (d)
Ratio of net expenses to average net assets	2.31	% (d)	2.25%	2.25%	2.25	% (d)
Ratio of net investment loss to average net assets	(2.17	)% (d)	(2.13)%	(2.13)%	(2.25	)% (d)
Portfolio turnover rate	28	% (e)	11%	0%	0	% (e)

*	Class A shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

20

CMG Funds

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Futures Strategy Fund
	Class I
	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended
	October 31, 2014		April 30, 2014	April 30, 2013	April 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$8.52		$8.55	$9.17	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.08)		(0.16)	(0.15)	(0.03)
Net gain (loss) from securities and futures (both realized and unrealized)	(0.43)		0.13	(0.47)	(0.80)
Total from operations	(0.51)		(0.03)	(0.62)	(0.83)

Net Asset Value, End of Period	$8.01		$8.52	$8.55	$9.17

Total Return (b)	(5.99	)% (e)	(0.35)%	(6.76)%	(8.30	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$19,860		$27,573	$11,799	$5,106
Ratio of gross expenses to average net assets (c)	2.19	% (d)	2.08%	2.35%	9.38	% (d)
Ratio of net expenses to average net assets	2.01	% (d)	1.95%	1.85%	1.85	% (d)
Ratio of net investment loss to average net assets	(1.87	)% (d)	(1.83)%	(1.73)%	(1.85	)% (d)
Portfolio turnover rate	28	% (e)	11%	0%	0	% (e)

*	Class I shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

21

CMG Funds

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class A		Class I
	Period	Period	Period	Period
	Ended	Ended	Ended	Ended
	October 31, 2014	April 30, 2014*	October 31, 2014	April 30, 2014*
	(Unaudited)		(Unaudited)
Net Asset Value, Beginning of Period	$10.95	$10.00	$10.98	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.04)	(0.03)	(0.02)	(0.02)
Net gain (loss) from securities and futures (both realized and unrealized)	(0.09)	1.07	(0.09)	1.09
Total from operations	(0.13)	1.04	(0.11)	1.07

Distributions to shareholders from:
Net realized gains	—	(0.09)	—	(0.09)
Total distributions	—	(0.09)	—	(0.09)

Net Asset Value, End of Period	$10.82	$10.95	$10.87	$10.98

Total Return (b)(e)	(1.19)%	10.39%	(1.00)%	10.69%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4,214	$2,791	$9,785	$12,687
Ratio of gross expenses to average net assets (c)(d)	2.51%	3.24%	2.28%	2.50%
Ratio of net expenses to average net assets (d)	2.11%	1.90%	1.81%	1.65%
Ratio of net investment loss to average net assets (d)	(0.75)%	(0.33)%	(0.29)%	(0.21)%
Portfolio turnover rate (e)	37%	40%	37%	40%

*	Class A & I shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

22

CMG Funds

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Managed
	High Yield Fund
	Class I
	Period
	Ended
	October 31, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Increase From Operations:
Net investment income (a)	0.01
Net gain from securities and futures (both realized and unrealized)	—
Total from operations	0.01

Net Asset Value, End of Period	$10.01

Total Return (b)	0.10	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$58,392
Ratio of gross expenses to average net assets (c)(g)	1.69	% (e)
Ratio of net expenses to average net assets (c)	1.69	% (e)
Ratio of net investment loss to average net assets (c)(d)	1.66	% (e)
Portfolio turnover rate	0	% (f)

*	Class I shares commenced operations on October 6, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The accompanying notes are an integral part of these financial statements.

23

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2014

1.	ORGANIZATION

CMG Tactical Futures Strategy Fund (the “Tactical Fund”), CMG Global Equity Fund (the “Global Fund”) and CMG Managed High Yield Fund (the “Bond Fund”) (each a “Fund”, collectively, the “Funds”), are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940 as amended, (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class I shares and the Tactical Fund and Global Fund also offer Class A shares. The Tactical Fund also offered Manager Class shares through January 3, 2014. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The investment objective of Tactical Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Tactical Fund commenced operations on February 28, 2012. The Global Fund seeks long term total return with less volatility than global equity markets as its investment objective. Class A and Class I of the Global Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

24

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2014

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or

25

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2014

inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014 for the Funds’ assets and liabilities measured at fair value:

Tactical Fund:	Level 1	Level 2	Level 3	Total
Assets*
Bonds & Notes	$—	$9,320,855	$—	$9,320,855
Short-Term Investments	694,620	9,999,901	—	10,694,521
Total Assets	$694,620	$19,320,756	$—	$20,015,376

Global Fund:	Level 1	Level 2	Level 3	Total
Assets*
Common Stocks	$12,730,907	$—	$—	$12,730,907
Short-Term Investments	1,328,422	—	—	1,328,422
Option Contracts Purchase	32,300	—	—	32,300
Derivative Instruments**	18,065	—	—	18,065
Total Assets	$14,109,694	$—	$—	$14,109,694

Liabilities
Option Contracts Written	$243,800	$—	$—	$243,800
Total	$243,800	$—	$—	$243,800

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$56,234,902	$—	$—	$56,234,902
Exchange Traded Funds	1,949,144	—	—	1,949,144
Short-Term Investments	362,502	—	—	362,502
Total Assets	$58,546,548	$—	$—	$58,546,548

*	Refer to the Portfolio of Investments for industry classifications.

**	Derivative instruments include cumulative net unrealized gain on futures contracts open at October 31, 2014. The Funds did not hold any Level 3 securities during the year or period.

There were no transfers between Level 1 and Level 2 during the current year or period presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year or period end are included in the Funds’ Portfolios of Investments.

26

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2014

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Funds write put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Offsetting of Financial Assets and Derivative Assets -

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following table show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2014.

Global Fund:

				Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received	Net Amount
Futures contracts	$18,065	$—	$18,065	$—	$—	$18,065
Options contracts purchased	32,300	—	32,300	—	—	32,300
Total	$50,365	$—	$50,365	$—	$—	$50,365

				Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received	Net Amount
Options contracts written	$243,800	$—	$243,800	$—	$—	$243,800
Total	$243,800	$—	$243,800	$—	$—	$243,800

27

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2014

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of October 31, 2014:

Global Fund:

Statements of Assets and Liabilities	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value		Balance Sheet Location	Value

Options on equity contracts	Investments in Securities at Value	$ 32,300		Options Written, at Value	$ 243,800

Futures on equity contracts	Due From Broker - Variation
	Margin	18,065	*
	Total	$ 50,365		Total	$ 243,800

*	Derivative instruments include cumulative unrealized gain on futures contracts open at October 31, 2014.

The effect of Derivative Instruments on the Statements of Operations for the six months ended October 31, 2014:

Tactical Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(1,242,528)	$—

Global Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net Realized Gain (Loss) on Future Contracts/ Net Change in
contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	$ 85,204	$ 5,139
Options on equity contracts	Net Realized Gain (Loss) on Options Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Options Contracts	(270,456)	(132,460)
		$ (185,252)	$ (127,321)

The derivative instruments outstanding as of October 31, 2014 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

28

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2014

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2012-2013) or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50%, 1.25% and 1.25% of the average daily net assets of the Tactical Fund, Global Fund and Bond Fund, respectively. For the six months or period ended October 31, 2014, the Adviser earned advisory fees of $226,876 for the Tactical Fund, $92,772 for the Global Fund and $33,320 for the Bond Fund. The Adviser manages a portion of the Funds’ portfolios directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers. The Funds’ sub-advisers are Scotia Partners, LLC for the Tactical Fund and AlphaSimplex Group, LLC for the Global Fund. The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser had contractually agreed to reduce its fees and/or absorb expenses of the Tactical Fund and Global Fund through August 31, 2014, to ensure that net annual fund operating expenses for each class of shares (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed the following levels of the average daily net assets attributable to each class of shares:

29

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2014

Fund	Class A	Class I
Tactical Fund	2.25%	1.95%
Global Fund	1.90%	1.65%

The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Tactical Fund may pay up to 0.40% for Class A shares and the Global Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the six months ended October 31, 2014, $9,569 and $4,230 were accrued under the Plan for the Tactical Fund and Global Fund, respectively. As of October 31, 2014, the Board has not implemented the Plan with respect to the Class I shares of Tactical Fund and no distribution fees have been accrued against the net assets of that class for the six months ended October 31, 2014.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months or period ended October 31, 2014, the Distributor received underwriter commissions of $17,008 for sales of Class A shares, of which $2,645 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the six months or period ended October 31, 2014 amounted to $3,526,345 and $9,508,706, respectively, for the Tactical Fund, $4,984,307 and $6,426,598, respectively, for the Global Fund and $58,150,538 and $0, respectively, for the Bond Fund.

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Funds during the six months ended October 31, 2014 were as follows:

	CMG Global Equity Fund
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	-	$ -
Options written	11,165	868,964
Options closed	(6,510)	(323,485)
Options expired	(1,955)	(62,751)
Options outstanding, end of period	2,700	$ 482,728

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year or period ended April 30, 2014 was as follows:

For the period ended April 30, 2014
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Tactical Fund	$—	$—	$—
Global Fund	97,824	18,735	116,559
30

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2014

There were no distributions for the year ended April 30, 2013.

As of April 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Tactical Fund	$—	$—	$(313,937)	$(227,735)	$(2,799)	$(544,471)
Global Fund	95,318	41,642	—	—	665,922	802,882

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The Tactical Fund incurred and elected to defer such late year losses of $227,735.

At April 30, 2014, the Tactical Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term	Long-Term	Total
$125,872	$188,065	$313,937

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and the reclass of net operating losses, resulted in reclassifications for the following funds for the year or period ended April 30, 2014 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Loss	Gains (Loss)
Tactical Fund	$(548,447)	$548,447	$—
Global Fund	—	23,025	(23,025)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

31

CMG Funds
EXPENSE EXAMPLES (Unaudited)
October 31, 2014

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. addition, In if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Funds	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	5/1/14	10/31/14	Period	10/31/14	Period
CMG Tactical Futures Strategy Fund	2.31%	$1,000.00	$937.40	11.28*	$1,013.56	$11.72
CMG Global Equity Fund	2.11%	$1,000.00	$988.10	10.57*	$1,000.00	$10.64

Class I
CMG Tactical Futures Strategy Fund	2.01%	$1,000.00	$940.10	9.83*	$1,015.07	$10.21
CMG Global Equity Fund	1.81%	$1,000.00	$990.00	9.08*	$1,000.00	$9.12
CMG Managed High Yield Fund	1.69%	$1,000.00	$1,001.00	1.16**	$1,002.27	$8.53

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended October 31, 2014 (184) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period October 6, 2014 (commencement of operations) to October 31, 2014 (25) divided by the number of days in the fiscal year (365).
32

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2014

CMG Managed High Yield Fund (CMG Capital Management Group, Inc.)

In connection with the regular meeting held on May 20-21,2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement by and among CMG Capital Management Group, Inc. (“CMG”) and the Trust, with respect to the CMG Managed High Yield Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that CMG had over 20 years of experience in managing tactical strategies in equities, fixed income and long/short investments and agreed that the depth of experience was a favorable attribute when evaluating a proposed adviser. They noted that CMG will provide daily management of the Fund along with trading services and compliance oversight, while utilizing the services of a signal provider. The Trustees considered that CMG has significant assets under management, and noted that the Trust has had a good working relationship with CMG. The Trustees also took into account the adviser’s discussion of its plans to add personnel to support operations, and its strong culture of compliance. They concluded that CMG is well qualified to provide a level of service consistent with the Trustees’ expectations.

Performance. The Trustees discussed the performance information CMG provided regarding its Managed High Yield Bond account, noting that it underperformed the Barclays High Yield Index in all time periods, but concluded that the risk-adjusted rate of return appears reasonable given the lower volatility goal of the Fund and the accompanying standard deviation information provided. They discussed the fact that since 1993, the account had considerably less risk (based on its standard deviation) than the Index, yet the average return over that time period has been nearly as strong as the Index, with the account realizing nearly 98% of the Index return. After discussion, they concluded that CMG has the potential to provide favorable investment returns for the Fund and its future shareholders.

Fees and Expenses. The Trustees evaluated the proposed advisory fee of 1.25% and the estimated net expense ratio of 2.15%, and compared it to the Fund’s peer group and Morningstar category, as well as to the CMG Managed High Yield Bond Program. The Trustees noted that the advisory fee is higher than the average of its peers and the Morningstar category, but within the range of each. The Trustees noted that two outliers existed in the peer group that together did not have a material impact on the advisory fee average, but increased the net expense ratio average of the peer group significantly. After evaluating the materials provided and the responses given by a representative of the CMG, the Trustees concluded that the higher advisory fee was justified by 20 years of superior performance on the risk side with comparable returns on the yield side.

33

Economies of Scale. The Trustees considered at what asset level economies of scale would materialize with respect to the management of CMG Managed. They noted that it is unlikely that the Fund will reach asset levels with meaningful economies in the near term. CMG also represented to the Trustees that it anticipates capacity issues at $500 million in assets. After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, economies of scale would be revisited after the Fund is launched and its size materially increases.

Profitability. The Trustees considered the anticipated profits to be realized by CMG in connection with the operation of the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund. The Trustees noted that CMG anticipates realizing a significant net profit during the first year in connection with its relationship with the Fund. The Trustees acknowledged, though, that CMG intends to add operational and administrative staff over the coming year that will likely reduce the amount of estimated profit reported. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of NLFT and the future shareholders of the Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.
34

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
35

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
36

CMG FUNDS

Adviser	CMG Capital Management Group, Inc.
1000 Continental Drive, Suite 570
King of Prussia, Pennsylvania 19406

Sub-Adviser	Scotia Partners, LLC
Tactical Fund	436 Ridge Road
Spring City, PA 19475

Sub-Adviser	AlphaSimplex Group, LLC
Global Fund	One Cambridge Center, 7th Floor
Cambridge, MA 02142

Administrator	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds
17605 Wright Street ● Suite 2 ● Omaha, NE 68130
1-866-CMG-9456

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 1/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 1/8/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 1/8/15